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                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

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                                              FORM 8-K
                                           Current Report
               Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of Report (date of earliest event reported): June 24, 2002

                                  Bogen Communications International, Inc.
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                         (Exact Name of Registrant as Specified in Charter)

           Delaware                            0-22046                         38-3114641
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(State or Other Jurisdiction of       (Commission File Number)      (IRS Employer Identification No.)
        Incorporation)

                                          50 Spring Street,
                                      Ramsey, New Jersey 07446
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                              (Address of Principal Executive Offices)

                                             (201) 934-8500
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                                   (Registrant's telephone number,
                                        including area code)

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ITEM 5.  OTHER EVENTS.

     Bogen  Communications  International,  Inc. (the "Company") announced on June 24, 2002 that the
Company  repurchased  an  aggregate  of  approximately  1.6  million  shares of its common  stock in privately negotiated transactions with two shareholder groups at a price of $4.00 per share.

                                             SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Bogen Communications International, Inc.

                                                     By: /s/ Jonathan Guss
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                                                        Jonathan Guss
                                                        Chief Executive Officer

Dated:  June 24, 2002